Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett

Mid Cap Stock Fund

For the period ended September 30, 2022

Schedule of Investments (unaudited)

September 30, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 95.16%

COMMON STOCKS 95.16%

Aerospace & Defense 2.23%
Curtiss-Wright Corp.	158,020	$21,990,063

Automobiles 0.94%
Harley-Davidson, Inc.	266,130	9,282,614

Banks 3.61%
East West Bancorp, Inc.	284,240	19,083,873
Popular, Inc.	228,660	16,477,240
Total		35,561,113

Beverages 1.25%
Carlsberg A/S Class B (Denmark)(a)	105,380	12,322,765

Biotechnology 1.05%
Horizon Therapeutics plc*	167,670	10,377,096

Building Products 3.02%
Carlisle Cos., Inc.	46,170	12,946,530
Masco Corp.	359,090	16,765,912
Total		29,712,442

Capital Markets 4.76%
Ameriprise Financial, Inc.	83,240	20,972,318
Evercore, Inc. Class A	103,680	8,527,680
KKR & Co., Inc.	404,080	17,375,440
Total		46,875,438

Chemicals 2.83%
Corteva, Inc.	234,560	13,405,104
Valvoline, Inc.	569,448	14,429,812
Total		27,834,916

Communications Equipment 1.64%
F5, Inc.*	111,730	16,170,683
		Fair
Investments	Shares	Value
Construction & Engineering 3.85%
AECOM	250,190	$17,105,491
EMCOR Group, Inc.	179,940	20,779,471
Total		37,884,962

Construction Materials 1.51%
Eagle Materials, Inc.	138,800	14,876,584

Containers & Packaging 1.20%
Avery Dennison Corp.	72,780	11,841,306

Diversified Financial Services 0.75%
Equitable Holdings, Inc.	279,070	7,353,495

Electric: Utilities 5.12%
Entergy Corp.	186,480	18,765,483
NRG Energy, Inc.	421,930	16,147,261
Portland General Electric Co.	357,140	15,521,304
Total		50,434,048

Electrical Equipment 1.55%
Sensata Technologies Holding plc	409,980	15,284,054

Electronic Equipment, Instruments & Components 1.52%
Teledyne Technologies, Inc.*	44,330	14,960,045

Energy Equipment & Services 1.77%
NOV, Inc.	1,079,310	17,463,236

Equity Real Estate Investment Trusts 7.67%
American Homes 4 Rent Class A	450,790	14,790,420
Camden Property Trust	131,280	15,681,396
Duke Realty Corp.	259,080	12,487,656
Kimco Realty Corp.	903,460	16,632,698
Life Storage, Inc.	144,650	16,021,434
Total		75,613,604

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

September 30, 2022

		Fair
Investments	Shares	Value
Food & Staples Retailing 2.02%
BJ’s Wholesale Club Holdings, Inc.*	273,690	$19,927,369

Health Care Providers & Services 5.59%
AmerisourceBergen Corp.	125,810	17,025,867
Molina Healthcare, Inc.*	68,470	22,584,145
Tenet Healthcare Corp.*	300,380	15,493,600
Total		55,103,612

Hotels, Restaurants & Leisure 1.71%
Caesars Entertainment, Inc.*	368,250	11,879,745
Hilton Worldwide Holdings, Inc.	40,790	4,920,090
Total		16,799,835

Household Products 0.80%
Spectrum Brands Holdings, Inc.	203,020	7,923,871

Information Technology Services 3.13%
Euronet Worldwide, Inc.*	159,990	12,120,842
Global Payments, Inc.	173,390	18,734,790
Total		30,855,632

Insurance 9.10%
Allstate Corp. (The)	200,960	25,025,549
American Financial Group, Inc./OH	136,980	16,838,951
Arch Capital Group Ltd.*	373,800	17,022,852
Arthur J Gallagher & Co.	108,080	18,505,458
Assurant, Inc.	84,660	12,298,558
Total		89,691,368

Machinery 6.95%
Crane Holdings Co.	206,400	18,068,256
Otis Worldwide Corp.	229,860	14,665,068
Parker-Hannifin Corp.	86,640	20,993,738
Westinghouse Air Brake Technologies Corp.	181,760	14,786,176
Total		68,513,238
		Fair
Investments	Shares	Value
Media 1.40%
Nexstar Media Group, Inc. Class A	82,940	$13,838,539

Metals & Mining 1.64%
Alcoa Corp.	147,340	4,959,464
Reliance Steel & Aluminum Co.	64,170	11,191,890
Total		16,151,354

Multi-Utilities 1.81%
CMS Energy Corp.	305,430	17,788,243

Oil, Gas & Consumable Fuels 4.36%
Chesapeake Energy Corp.	233,090	21,959,409
Devon Energy Corp.	349,000	20,985,370
Total		42,944,779

Pharmaceuticals 2.12%
Organon & Co.	893,870	20,916,558

Semiconductors & Semiconductor Equipment 1.12%
Teradyne, Inc.	147,050	11,050,808

Specialty Retail 1.61%
AutoZone, Inc.*	7,390	15,828,863

Technology Hardware, Storage & Peripherals 1.90%
NetApp, Inc.	303,080	18,745,498

Textiles, Apparel & Luxury Goods 2.03%
Deckers Outdoor Corp.*	34,161	10,679,070
Tapestry, Inc.	327,490	9,310,541
Total		19,989,611

Trading Companies & Distributors 1.60%
AerCap Holdings NV (Ireland)*(a)	372,530	15,769,195

Total Common Stocks (cost $968,888,142)		937,676,837

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

September 30, 2022

	Principal	Fair
Investments	Amount	Value
SHORT-TERM INVESTMENTS 4.40%

REPURCHASE AGREEMENTS 4.40%
Repurchase Agreement dated 9/30/2022, 1.30% due 10/3/2022 with Fixed Income Clearing Corp. collateralized by $44,004,700 of U.S. Treasury Floating Rate Note at 3.195% due 4/30/2024; value: $44,190,015; proceeds: $43,328,233 (cost $43,323,540)	$43,323,540	$43,323,540
Total Investments in Securities 99.56% (cost $1,012,211,682)		981,000,377
Other Assets and Liabilities – Net 0.44%		4,297,889
Net Assets 100.00%		$985,298,266

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$12,322,765	$–	$12,322,765
Remaining Industries	925,354,072	–	–	925,354,072
Short-Term Investments
Repurchase Agreements	–	43,323,540	–	43,323,540
Total	$925,354,072	$55,646,305	$–	$981,000,377

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as valuation designee. Accordingly, Lord Abbett is rseponsible for, among other things, assessing and managing valuation risk, establish, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments, and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee related market activity, inputs and assumptions, and retrospective comparisons of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and

Notes to Schedule of Investments (unaudited)(continued)

to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of September 30, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax returns. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2022 the fund did not loan any securities.

QPHR-MIDCAP-3Q

(11/22)